UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under § 240.14a-12

CORELOGIC, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 4, 2020

CORELOGIC, INC.

(Exact Name of the Registrant as Specified in Charter)

Delaware	001-13585	95-1068610
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Pacifica	Irvine	California	92618-7471
(Street Address)	(City)	(State)	(Zip Code)

Registrant’s telephone number, including area code (949) 214-1000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s)	Name of exchange on which registered
Common Stock, $0.00001 par value	CLGX	New York Stock Exchange
Preferred Stock Purchase Rights	CLGX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

Company Special Meeting Record Date

On September 4, 2020, CoreLogic, Inc., a Delaware corporation (the “Company”), issued a press release (the “Press Release”) announcing that its Board of Directors (the “Board”) set September 18, 2020 as the record date to determine stockholders entitled to notice of and to vote at the Company’s previously announced special meeting of stockholders to be held on November 17, 2020 for the purpose of considering and voting upon the replacement of up to nine (9) directors of the Company (the “Incumbent Directors”) with nominees identified by Senator Investment Group LP (together with its affiliates, “Senator”) and Cannae Holdings, Inc. (together with its affiliates, “Cannae”) (such nominees, the “S/C Nominees”), as well as certain items of business related to the amendment of the Company’s bylaws proposed by Senator and Cannae (the “Company Special Meeting”).

The full text of the Press Release is attached hereto as Exhibit 99.1.

Senator / Cannae Special Meeting Request

Notwithstanding that on August 9, 2020 the Company had already called the Company Special Meeting, on August 31, 2020, Senator delivered a letter (the “Special Meeting Request Letter”) to the Company requesting that the Board call a special meeting of the Company’s stockholders in order for stockholders to consider and vote upon the replacement of the Incumbent Directors with the S/C Nominees, as well as certain items of business related to the amendment of the Company’s bylaws (the “Requested Special Meeting”).

On September 4, 2020, the Board unanimously determined that the business of the Company Special Meeting includes the business set forth by Senator in the Special Meeting Request Letter, other than a proposal set forth therein which is not a proper subject for stockholder action and a precatory proposal which was not properly made pursuant to the Company’s bylaws. As a result, the Board unanimously determined, in accordance with the Company’s bylaws, not to call the Requested Special Meeting as the business requested by Senator that was properly requested was already included in the business of the Company Special Meeting.

Also on September 4, 2020, the Company sent a letter to Senator advising it of the Board’s determinations with respect to the Special Meeting Request Letter and offering to Senator, even though not properly made by Senator, to call a special meeting solely to consider and vote on Senator’s precatory proposal requesting that the Board appoint the S/C Nominees when stockholders have already voted not to remove the Incumbent Directors or when there are not vacancies on the Board to be filled.

Important Additional Information and Where to Find It

In connection with the Company Special Meeting, the Company will file a proxy statement (the “Special Meeting Proxy Statement”), together with a WHITE proxy card, with the United States Securities and Exchange Commission (the “SEC”). SHAREHOLDERS ARE URGED TO READ THE SPECIAL MEETING PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

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Shareholders will be able to obtain, free of charge, copies of the Special Meeting Proxy Statement, any amendments or supplements thereto and any other documents (including the WHITE proxy card) when filed by the Company with the SEC in connection with the Company Special Meeting at the SEC’s website (http://www.sec.gov), at the Company’s website (https://investor.corelogic.com), or by contacting Innisfree M&A Incorporated by phone toll-free at (877) 750-9498 (from the U.S. and Canada) or +1 (412) 232-3651 (from other locations), or by mail at Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, New York, 10022.

Participants in the Solicitation

The Company, its directors and certain of its executive officers and other employees will be participants in the solicitation of proxies from shareholders in connection with the Company Special Meeting. Additional information regarding the identity of these potential participants, none of whom owns in excess of one percent (1%) of the Company’s shares, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Special Meeting Proxy Statement and other materials to be filed with the SEC in connection with the Company Special Meeting. Information relating to the foregoing can also be found in the Company’s definitive proxy statement for its 2020 annual meeting of shareholders (the “2020 Proxy Statement”), filed with the SEC on March 19, 2020. To the extent holdings of the Company’s securities by such potential participants (or the identity of such participants) have changed since the information printed in the 2020 Proxy Statement, such information has been or will be reflected on Statements of Change in Ownership on Forms 3 and 4 filed with the SEC. You may obtain free copies of these documents using the sources indicated above.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

No.	Description

99.1	Press Release dated September 4, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 4, 2020

CORELOGIC, INC.

By:	/s/ Frank D. Martell
Name: Frank D. Martell Title: President and Chief Executive Officer

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Exhibit 99.1

CoreLogic Sets September 18 Record Date for Special Meeting of Shareholders

IRVINE, Calif., September 4, 2020 — CoreLogic® (NYSE: CLGX), a leading global property data and analytics-driven solutions provider, today announced that it has established September 18, 2020 as the record date for its Special Meeting of stockholders to be held to, among other things, consider and vote on the replacement of up to nine CoreLogic Directors with nominees identified by Senator Investment Group LP and Cannae Holdings Inc. The Special Meeting agenda will also include items of business related to the amendment of CoreLogic’s bylaws.

From the time Senator/Cannae made their opportunistic, hostile proposal to acquire CoreLogic, they have been engaged in a misinformation campaign with numerous false and misleading statements. The company issued the following comments in response to several of the repeated false and misleading statements made by Senator and Cannae:

“Despite the fact that CoreLogic’s Board has called a Special Meeting to enable shareholders to vote, Senator/Cannae have persisted in running an unnecessary consent solicitation. They falsely claim they ‘were required to take this step because CoreLogic notified them that it could unilaterally cancel the Meeting at any time and not allow shareholders to replace directors unless we went through with the cumbersome consent solicitation process.’ This is simply untrue. CoreLogic never provided such notification and has publicly committed to holding the Meeting on November 17. We believe the real reason for continuing the solicitation is to confuse shareholders and distract them from a significantly undervalued proposal.

“Senator/Cannae falsely claimed we issued shares to block their ability to reach the 10% ownership threshold necessary to compel calling of a Special Meeting, even though Senator/Cannae’s share ownership was below that threshold because their ability to exercise forward purchase contracts appears to be restricted as a result of antitrust scrutiny. In addition, as previously disclosed, the increase in share count of less than 0.06% repeatedly referenced by Senator/Cannae resulted from ordinary course issuances under employee plans at levels consistent with prior periods.

“Senator/Cannae have repeatedly and falsely claimed that our record-setting operating and financial performance in 2020 is a market-driven anomaly – notwithstanding strong guidance for 2021 and 2022 as well as a 10-year track record of value-creation throughout many mortgage cycles. At the same time as making their false claims, companies controlled by the chairman of Cannae have promoted the robustness of the market in their own public statements.”

CoreLogic’s stockholders of record at the close of business on September 18, 2020 will be entitled to receive notice of and to vote at the Special Meeting. Additional details will be included in CoreLogic’s forthcoming proxy statement. Shareholders need not take any action at this time.

About CoreLogic

CoreLogic (NYSE: CLGX), the leading provider of property insights and solutions, promotes a healthy housing market and thriving communities. Through its enhanced property data solutions, services and technologies, CoreLogic enables real estate professionals, financial institutions, insurance carriers, government agencies and other housing market participants to help millions of people find, buy and protect their homes. For more information, please visit www.corelogic.com.

CORELOGIC and the CoreLogic logo are trademarks of CoreLogic, Inc. and/or its subsidiaries. All other trademarks are the property of their respective owners.

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Safe Harbor / Forward Looking Statements

Certain statements made in this letter are forward-looking statements within the meaning of the federal securities laws, including but not limited to those statements related to expected financial results, including in the second half of fiscal year 2020 and fiscal years 2021 and 2022, overall mortgage market volumes, market opportunities, stockholder value creation, repurchases of our shares, our strategic plans or growth strategy, and the near and long term consequences of the unsolicited proposal we received from Senator/Cannae on June 26, 2020 (the “Unsolicited Proposal”). Risks and uncertainties exist that may cause the results to differ materially from those set forth in these forward-looking statements. Factors that could cause the anticipated results to differ from those described in the forward-looking statements include the risks and uncertainties set forth in Part I, Item 1A of our most recent Annual Report on Form 10-K and Part II, Item 1A of our most recent Quarterly Report on Form 10-Q, as such risk factors may be amended, supplemented, or superseded from time to time by other reports we file with the Securities and Exchange Commission (“SEC”). These risks and uncertainties include but are not limited to: any potential developments related to the Unsolicited Proposal; any impact resulting from COVID-19; our ability to protect our information systems against data corruption, cyber-based attacks or network security breaches; limitations on our ability to repurchase our shares; changes in prices at which we are able to repurchase our shares; limitations on access to or increase in prices for data from external sources, including government and public record sources; systems interruptions that may impair the delivery of our products and services; changes in applicable government legislation, regulations and the level of regulatory scrutiny affecting our customers or us, including with respect to consumer financial services and the use of public records and consumer data; difficult conditions in the mortgage and consumer lending industries and the economy generally; risks related to the outsourcing of services and international operations; our ability to realize the anticipated benefits of certain acquisitions and/or divestitures and the timing thereof; impairments in our goodwill or other intangible assets; and our ability to generate sufficient cash to service our debt. The forward-looking statements speak only as of the date they are made. CoreLogic does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Important Additional Information and Where to Find It

In connection with Special Meeting, CoreLogic will file a proxy statement (the “Special Meeting Proxy Statement”), together with a WHITE proxy card, with the United States Securities and Exchange Commission (the “SEC”). SHAREHOLDERS ARE URGED TO READ THE SPECIAL MEETING PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT CORELOGIC WILL FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Shareholders will be able to obtain, free of charge, copies of the Special Meeting Proxy Statement, any amendments or supplements thereto and any other documents (including the WHITE proxy card) when filed by CoreLogic with the SEC in connection with the Special Meeting at the SEC’s website (http://www.sec.gov), at CoreLogic’s website (https://investor.corelogic.com), or by contacting Innisfree M&A Incorporated by phone toll-free at (877) 750-9498 (from the U.S. and Canada) or +1 (412) 232-3651 (from other locations), or by mail at Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, New York, 10022.

Participants in the Solicitation

CoreLogic, its directors and certain of its executive officers and other employees will be participants in the solicitation of proxies from shareholders in connection with the Special Meeting. Additional information regarding the identity of these potential participants, none of whom owns in excess of one percent (1%) of CoreLogic’s shares, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Special Meeting Proxy Statement and other materials to be filed with the SEC in connection with the Special Meeting. Information relating to the foregoing can also be found in CoreLogic’s definitive proxy statement for its 2020 annual meeting of shareholders (the “2020 Proxy Statement”), filed with the SEC on March 19, 2020. To the extent holdings of CoreLogic’s securities by such potential participants (or the identity of such participants) have changed since the information printed in the 2020 Proxy Statement, such information has been or will be reflected on Statements of Change in Ownership on Forms 3 and 4 filed with the SEC. You may obtain free copies of these documents using the sources indicated above.

Contacts

Investors:

Dan Smith

703-610-5410

danlsmith@corelogic.com

Media:

Sard Verbinnen & Co.

George Sard/Jim Barron/Robin Weinberg

CoreLogic-SVC@SARDVERB.com